EXHIBIT 21.1

LIST OF SUBSIDIARIES:

1-800 ANY LENS, INC.
1-800 ANY LENS OF BOCA RATON, INC.
INSIGHT IPA OF NEW YORK, INC.
INSIGHT LASER CENTERS, INC.
INSIGHT TOTAL MANAGED CARE, INC.
MACARTHUR CENTER REAL ESTATE
SIGHT FOR SORE EYES FRANCHISE
SINGER SPECS ADVERTISING, INC.
SITE FOR SORE EYES SACRAMENTO, INC.
STERLING ADVERTISING, INC.
STERLING BRYANT II CORP.
STERLING ROSLYN CORP.
STERLING VISION OF 794 LEXINGTON, INC.
STERLING VISION OF ANAHEIM, INC.
STERLING VISION OF ANNAPOLIS, INC.
STERLING VISION OF BASHFORD MANOR, INC.
STERLING VISION OF BAY RIDGE, INC.
STERLING VISION OF BEAVER DAM, INC.
STERLING VISION OF BLASDELL, INC.
STERLING VISION OF BREA, INC.
STERLING VISION OF CALIFORNIA, INC.
STERLING VISION OF CAMBRIDGE SQUARE, INC.
STERLING VISION OF CAMP HILL, INC.
STERLING VISION OF CAPITOLA, INC.
STERLING OPTICAL OF CHAUTAUQUA, INC.
STERLING VISION OF COLUMBIA MALL, INC.
STERLING VISION OF DELAFIELD, INC.
STERLING VISION OF DENVER, INC.
STERLING VISION OF DULLES, INC.
STERLING VISION OF EASTLAND, INC.
STERLING VISION OF EAU CLAIRE, INC.
STERLING VISION OF EDISON, INC.
STERLING VISION OF FAIR OAKS, INC.
STERLING VISION OF FARGO, INC.
STERLING VISION OF FORESTVILLE, INC.
STERLING VISION OF FULTON ST., INC.
STERLING VISION OF GREEN ACRES, INC.
STERLING VISION OF HAGERSTOWN, INC.
STERLING VISION OF HEMPSTEAD, INC.
STERLING VISION OF ISLANDIA, INC.
STERLING VISION OF KENOSHA, INC.
STERLING VISION OF KIRKWOOD MALL, INC.
STERLING VISION OF LANDOVER, INC.
STERLING OPTICAL OF LAVALE, INC.
STERLING VISION OF LIGHT STREET, INC.
STERLING VISION OF MAIN PLACE, INC.
STERLING VISION OF MONTGOMERY, INC.
STERLING VISION OF NANUET, INC.
STERLING VISION OF NAPA, INC.
STERLING VISION OF NEWPARK, INC.
STERLING VISION OF NEWPORT BEACH, INC.

STERLING VISION OF NORTHPARK, INC.
STERLING VISION OF ONTARIO MILLS, INC.
STERLING VISION OF OWINGS MILLS, INC.
STERLING VISION OF PALISADES, INC.
STERLING VISION OF POTOMAC MILLS, INC.
STERLING VISION OF PRINCE GEORGES PLAZA, INC.
STERLING VISION OF REGO PARK, INC.
STERLING VISION OF ROCKAWAY, INC.
STERLING VISION OF SEACLIFF VILLAGE, INC.
STERLING VISION OF SF, INC.
STERLING VISION OF THE FALLS, INC.
STERLING VISION OF TOMS RIVER, INC.
STERLING VISION OF WESTMINSTER, INC.
STERLING VISION OF WHEATON PLAZA, INC.
STERLING VISION OF WHITE FLINT, INC.